Trade, Other Receivables and Other assets	12 Months Ended
Dec. 31, 2022
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Trade, Other Receivables and Other assets
NOTE 11: TRADE, OTHER RECEIVABLES AND OTHER ASSETS

(€‘000)	As at December 31,
	2022	2021
Trade receivables	909	203
Advance deposits	209	246
Net Investment in Lease	—	219
Total Trade and Other receivables	1 118	668

Current Grant receivables (RCAs)	—	1 121
Current Grant receivables (Others)	—	274

Total Current Grant receivables	—	1 395

Prepaid expenses	667	1 688
VAT receivable	316	483
Income and other tax receivables	34	40

Total Other current assets	1 017	2 211

Total Trade receivables, advances and other current assets	2 135	4 274

The increase of trade receivables is mainly due to credit notes to be received following the closing of clinical studies for an amount of
 €
0.3

million and an amount of

€
0.2

million related to the sales of the
C-Cathez,
which is also reflected in other current liabilities through recognition of deferred revenue on sales for the same amount (see note 22).
At December 31, 2021, the current net investment in lease related to the receivable recorded under subleases. The lease has ended in September 2022, such as the balance as of December 31, 2022 is equal to zero.

As of December 31, 2022, all grant receivables from the Walloon Region have been paid.
The decrease in other current assets as of December 31, 2022 compared to December 31, 2021 of
€1.2
million is mainly driven by the timing of payments on insurances contracts and buildings rents combined with the reversal of transaction costs for an amount of €0.6
million mainly linked to the LPC equity facility not subject to further capitalization and not available to be offset against a future capital raise as the equity facility expired early January 2023. In addition, the VAT receivable decreased along with clinical expenses as a result of decreased clinical activities at year-end.